Brown Shoe Company, Inc.
Investor Update
Spring 2007

This document contains certain forward-looking statements and expectations regarding the Company's future performance and the future performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include (i) the preliminary nature of estimates of the costs and benefits of the strategic earnings enhancement plan, which are subject to change as the
Company refines these estimates over time; (ii) intense competition within the footwear industry; (iii) rapidly changing consumer demands and fashion trends and purchasing patterns, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (iv) customer concentration and increased consolidation in the retail industry; (v) the Company’s ability to successfully implement its strategic earnings enhancement plan; (vi) political and economic conditions or other threats to continued and uninterrupted flow of inventory from China and Brazil, where the
Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (vii) the Company's ability to attract and retain licensors and protect its intellectual property; (viii) the Company's ability to secure leases on favorable terms; (ix)
the Company's ability to maintain relationships with current suppliers; and (x) the uncertainties of pending litigation. The Company's reports to the Securities and Exchange
Commission contain detailed information relating to such factors, including, without limitation, the information under the caption “Risk Factors” in Item 1A of the Company ’s
Annual Report for the year ended January 28, 2006 and as updated in the Company’s 10-
Q for the Quarter ended October 28, 2006, which information is incorporated by reference herein. The Company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.
- March 12, 2007
NOTE:
On March 8, 2007, The Company announced a 3-for-2 stock split to be effected April 2,
2007. All per share data detailed in this packet is on a pre-split basis. Guidance was issued on March 8, 2007 and has not been updated.

Brown Shoe At A Glance
Brown Shoe Today -- $2.5 Billion in Sales for 2006
. Integrated wholesale-retail platform. Consumer-driven enterprise that builds brands and retail concepts while gaining market share
Department &
Specialty Stores
$650 million
Mass
Merchandisers
$300 million
Specialty
Retail
$250
million
Appx. 1,000
retail stores
in the U.S.
$1.3 billion
38% Wholesale
▪ 91 million pairs
sourced
▪ 2,000 retail
customers
62% Retail
▪ Appx. 1,300 stores
▪ 40 million pairs
▪ 130 million
consumers visit
our stores/year
▪ 9 e-commerce
sites
▪ 30+ million evisitors/
year

Brown Shoe At A Glance
$0
$100
$200
$300
$400
$500
$600
Nine West Group
Brown Shoe
Clarks Companies
Steve MaddenVCS Group
Jimlar Corp
Nike
H H Brown
Kenneth Cole Productions
Deckers
* Reflects NPD Group Reported POS Dollar Volume. 12 Months
ending December 2006.
Our Rank among
Wholesalers
Women’s Fashion Footwear Sales in U.S.
Department Stores*
Ranked by Parent Company
($ in millions)
0

5
6
7
Wal-Mart
Payless
Federated
Foot Locker
Kohl's
Famous Footwear
Nordstrom
JCPenney
Finish Line
Target
DSW
% Share of Dollars
* Source: Competitive Shares reported by NPD Consumer Panel
Survey, 12 Months ending December 2006.
Our Rank Among Top Footwear
Retailers
Share of Footwear Sales by Retailer*

Brown Shoe Company Portfolio

No. 11
No. 3 Pureplay
Ecommerce Footwear
No. 8
No. 11
No. 2
Dr. Scholl’s Inside
No. 3
No. 1
No. 11
No. 1 Branded Family Footwear
FASHION = $32.3 B ATHLETIC = $11.4 B

Review of BWS Financials
(all $’s in millions except EPS)
*See Appendix for reconciliation
53 Weeks Ended 52 Weeks Ended
February 3, 2007 January 28, 2006 % Chg.
Consolidated
Sales $2,470.9 $2,292.1 + 7.8%
Net Earnings
GAAP $65.7 $41.0 + 60.3%
Adjusted* $71.0 $62.9 + 12.9%
EPS
GAAP $2.26 $1.45 + 55.9%
Adjusted* $2.44 $2.22 + 9.9%
Gross Margin 39.3% 39.2%
Debt/Cap* 22.4% 31.5%
Cash Flow from
Operations $142.2 $145.9 - 2.5%

Review of BWS Financials
(all $’s in millions except EPS)
53 Weeks Ended 52 Weeks Ended
February 3, 2007 January 28, 2006 % Chg.
Famous Footwear
Sales $1,282.1 $1,187.2 + 8.0%
Operating Profit $89.8 $67.0 + 34.0%
Wholesale
Sales $930.8 $864.9 + 7.6%
Operating Profit* $71.0 $80.1 - 11.4%
Specialty Retail
Sales $257.9 $240.0 + 7.5%
Operating Profit** ($3.8) ($22.7) nm
*Includes $3.8 million in costs associated with the exit of the Bass license and $3.6 million of strategic initiatives costs in 2006, and $0.6 million in expenses related to Naturalizer turnaround initiatives in 2005
**Includes strategic initiatives costs of $1.1 million in 2006 and $14.1 million in charges to close underperforming Naturalizer stores in 2005

First Quarter 2007 & Full Year Guidance
As of March 8, 2007 and has not been updated
First Quarter 2007 EPS:
GAAP $0.27 to $0.29
Adjusted* $0.37 to $0.39
Full Year 2007 EPS:
GAAP $2.28 to $2.33
Adjusted* $2.75 to $2.80
*See Appendix for reconciliation
Other Estimates:
Consolidated Sales: $2.48 - $2.52 Billion
Consolidated Tax Rate: Increasing 200 bps to 31.7% or $0.07/share
Increase in Marketing Spend: + $4 million, a double-digit increase
Famous Footwear
Same-Store Sales: + 2.5% - 3.5%
Net Store Openings: + 65 stores
Wholesale: Wholesale sales will be below 2006 full-year results, with growth of its branded business offset by the exit of the Bass license and a sales decline in its private label business.

Shaping our Platform for Growth
6.4%
7.6% 7.9%
12.2%
10.8%
0.0%
2.5%
5.0%
7.5%
10.0%
12.5%
2002 2003 2004 2005 2006
Department Store
Market Share
Improvement at
Wholesale*
0
500
1,000
1,500
2,000
2,500
2002 2003 2004 2005 2006
0
20
40
60
80
100
120
Sales and Operating
Earnings
Improvement for
BWS (millions $)
Operating
Earnings
4.2%
4.8%
5.4% 5.6%
7.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
2002 2003 2004 2005 2006
Operating Margin
Improvement at
Famous Footwear
.Net sales grew 34%
since 2002
.Operating earnings grew
52% since 2002
.Operating margin
steadily improving at
Famous Footwear
.Second largest supplier
to department stores;
400+ bp gain in last 5
years
* Reflects NPD Group Reported POS Dollar Volume.
12 months ending December 2006.
Sales

Brown Shoe Vision:
Brown Shoe Company is THE leading
footwear marketer, winning loyal customers
with compelling brands

Brown Shoe Pillars
Talent and Leadership
Thoughtful Planning and Rigorous Execution
Systems and Processes Best Practices
Cross-Company Synergies (Vertical and Horizontal)
Growth 2 Great
Operational
Excellence
Platform
Optimization
Portfolio
Optimization
Market
Intelligence
Brand
Power
Consumer
Driven
Model
Brown Shoe is THE leading footwear marketer winning
loyal customers with compelling brands
Partnership
Model
Partnership
Initiatives
Enabling Strategies Growth Strategies

Brown Shoe Vision
. Partnership Model
. Continue path towards being a world-class partner holistically in the industry: Vendor, Supplier, Customer, Consumer, Real Estate, Investor
. Operational Excellence
. Disciplined approach to profitability enhancement, efficiency and effectiveness
. Portfolio Optimization
. Financial and market orientation
. Maximize returns and market space opportunities
. Brand Power
. Leverage our unique branded assets
. Delivering consumer-driven brands to the marketplace

Brand Power
. Building differentiated, market-leading brands driven by consumer preference
1. Developed Brown Brand-Building Model
2. Developing premier product and design capabilities
3. Increasing investments in marketing, merchandising, research and talent
4. Refining Consumer-Driven Model:
5. Embracing leading-edge analytics and tools
New York Design Studio
Supply Chain
Factory Base
Demand Planning Line Planning
Retail Performance

Brands targeting key consumer segments…
Sexy, eye-catching,
styles that she can
wear with
everything from
jeans to dresses
Segment Needs Style Profile
Balancer
Leader
Sophisticate
Explorer
Brown Shoe
Brands
16%
Buying Power
(% Total female
spend)
18%
14%
24%
BWS Consumer
Seeks expressive,
youthful brands.
Wants to experiment
with fashion at an
affordable price.
Likes trusted,
accessible brands.
Looks for quality and
a balance of comfort
and style.
Seeks fresh classics
and high quality.
Looks for good value.
Shops the most and
seeks attainable
luxury. Is willing to
pay for high quality
and high style.
Sophisticated,
youthful, trendsetting
style that
stands out
Twist on basics
instead of trends,
quality brands
with understated
indulgence
“Trusted basics”
that prioritize
comfort and
quality

Brand Power
. Building differentiated, market-leading brands driven by consumer preference
.
➢ Creating Differentiation is key
➢ Technology/redefining service

Brand Power
. Building differentiated, market-leading brands driven by consumer preference
.
• Sell-through model; Fresh trend-right product
• Extended brand essence to new categories and consumer
touchpoints
• Tightly-targeted consumer communications
• Improved product delivered when she wants to buy
• Model to be leveraged across all BWS wholesale

Brand Power
. Building differentiated, market-leading brands driven by consumer preference
. Brown New York
• Allows us to play in new zones reaching new consumers
• Strong emotional connection with consumer
• Fashion/Style Credibility/Talent
• Brand extension potential
• Brown New York Transition work:
Identifying the problems Competing in the Present Winning in the Future
DEVELOPING A PERSPECTIVE
Investigating the issues
INSTALLING THE PLATFORM
Becoming More Profitable
CREATING TRANSFORMATION
Strategic Branding
• Consumer Research
• New Leadership
• Organization structure
• Real Estate Transition
• Talent issues
• Inefficient processes
• Supply Chain opportunities
• Merchandising and planning
• Marketing - reengage consumer
• New Design Talent, improved Product
Development process
• Next Generation Branding
• Elevate product execution, impactful
stories
• Take advantage of Global Sourcing
capabilities
2006 2007 2008

Brand Power
. Building differentiated, market-leading brands driven by consumer preference
.
• High brand recognition and strong equity
• 97% brand awareness driven by insole TV and print advertising
• Partnerships with Wal-Mart and Schering-Plough
• Extend asset into new categories and channels
• Growth through vertical model

Brand Power
. Building differentiated, market-leading brands driven by consumer preference
• Direct-to-Consumer
• pure play
• Branded web sites and multi-channel opportunities
• Growth by winning in new and emerging markets
Online Footwear: Projected to
be over $6B market by 2011* $1.0
$1.7
$2.8
$3.2
$3.7
$4.2
$4.8
$5.5
$6.3
2003 2004 2005 2006 2007 2008 2009 2010 2011
$ Billions
* Source: Forrester

Increasing
Prospects for
Profitability
Mar-97 Mar-98 Mar-99 Mar-00 Mar-01 Mar-02 Mar-03 Mar-04 Mar-05 Mar-06
Growth
Survival
Rebuild
Improving
Core
Competencies
• Reorganization of
Executive Team
• Focus on core
activities
• Secured financing
and stabilized
liquidity
• IMPACT
• Key management
changes
• 1st Naturalizer re-sizing
and reorganization
• Growing portfolio
• Bennett acquisition
• Earnings
Enhancement Plan
• Strategy development
• Good to Great disciplines
• Portfolio Management
• Focus on best brands
and market opportunities
• Consumer-Driven
Wholesale Model
• Integrated, efficient
business model
• Naturalizer turnaround
Total Return:
1 Year = 57.3%
3 Year = 102.4%
5 Year = 323.2%
10 Year = 479.7%
Positioning for Growth
Mar-07 Share Price
At 03/09/07

Appendix

$1.00
$1.50
$2.00
$2.50
2002 2003 2004 2005 2006 2007
Est
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2002 2003 2004 2005 2006 2007
Est
Earnings Per Share
Sales and EPS - 2001 to Estimated 2006*
Sales in Billions
$2.44
$2.22
$1.70
$1.66 $1.64
$2.26
$2.48 - $2.52
Billion
GAAP EPS
Adjusted EPS
$1.45
$1.53
$2.75 -
$2.80
$2.28 -
$2.33
* Note: Guidance was issued on March 8, 2007 and has not been updated.
Charges and recoveries included in net earnings and EPS for 2005, 2006 and 2007 are listed in the Reconciliation of
Net Earnings to Adjusted Net Earnings in this Appendix.

Distinct Wholesale Portfolio - 2006
Private Label
Children’s
Other

14%
30%
20%
17%
6%
6%
7%
Famous Footwear -- Sales by category
Based on 12 months ended January 2007
Women’s Women’s
Men’s Men’s
Kid’s Kid’s Athletic
Athletic
Accessories
Athletic

Strategic Earnings Enhancement Plan
During the second quarter of 2006, the Company introduced a strategic earnings enhancement plan designed to increase earnings and reallocate resources, through i)
restructuring administrative and support areas; ii) redesigning logistics and distribution platforms; iii) reorganizing to eliminate operational redundancies; iv) realigning strategic priorities; and v) refining the supply chain process and enhancing inventory utilization.
Annual after-tax savings expected to be achieved upon completion of the initiatives are estimated to be $17-$20 million.
In 2006, we made substantial progress in implementing a number of initiatives under this plan, including:
▪ Announcing the closing of our Needham, MA, office and Dover, NH, distribution center, which housed the Bennett business. These facilities will close in the first quarter of 2007;
▪ Consolidating our New York City operations to accommodate the offices of our
Brown New York personnel, as well as our product development teams and showrooms;
▪ Announcing the closing of our Italian sales office in the first quarter of 2007;
▪ Outsourcing our Canadian wholesale business to a third party distributor, as of the beginning of fiscal 2007;
▪ Closing all but one of our Via Spiga stores;
▪ Making various personnel reductions throughout the Company to streamline our operations.
These actions resulted in charges of $6.3 million in 2006 ($3.9 million on an after-tax basis, or $0.13 per diluted share).

Strategic Earnings Enhancement Plan (continued)
While much has been accomplished, certain of the initiatives are still in early stages of development, and the Company expects to update cost and savings estimates as they are further developed. Current estimates are as follows:
▪ In 2007, after-tax implementation costs are estimated to be approximately $14 million, while the Company expects to realize after-tax benefits of $10 to $12 million;
▪ In 2008, after-tax implementation costs are estimated to be approximately $5 million and annual after-tax benefits are still estimated to be $17 to $20 million.
Note: The above data, as provided in The Company’s March 8, 2007 Press Release for the year and fourth quarter ended February 3, 2007, reflects then current estimates for costs and benefits related to the initiatives. We expect to refine this information in the upcoming quarters and provide updated guidance as appropriate.

Debt to Capital Ratio
(Millions of dollars, except for Debt to Capital Ratio)
* Total Debt Obligations include long term debt, borrowings under revolving credit agreement and capital lease obligations.
** Total Debt Obligations divided by Total Capital
Debt to Capital Ratio 2006 2005 2004 2003 2002 2001
Total Debt Obligations* 151 $ 200 $ 142 $ 120 $ 152 $ 216 $
Total Shareholders' Equity 524 434 391 350 292 253
Total Capital 675 $ 634 $ 533 $ 470 $ 444 $ 469 $
Debt to Capital Ratio** 22.4% 31.5% 26.6% 26.0% 34.0% 46.0%

After-tax $
Per diluted
share After-tax $
Per diluted
share
Net earnings $65,708 $2.26 $41,000 $1.45
Strategic initiatives costs 3,927 0.13
Environmental insurance
recoveries and charges (1,007) (0.03)
Costs related to withdrawal
from Bass license 2,337 0.08
Charges related to closing
Naturalizer stores 9,216 0.33
Tax provision related to
repatriation of foreign earnings 12,000 0.42
Bridge loan fee associated with
Bennett acquisition 635 0.02
Adjusted net earnings $70,965 $2.44 $62,851 $2.22
2006* 2005
Reconciliation of GAAP Net Earnings to Adjusted Net Earnings:
2006 v. 2005
*Fiscal 2006 includes stock option expense of $0.14 per share with no related expense in fiscal 2005
Non-GAAP Financial Measures
In this document, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

1st Quarter
Diluted EPS
Full Year
Diluted
EPS
Net
Earnings
Diluted
EPS
Net
Earnings
Diluted
EPS
GAAP Results $0.27 - 0.29 $ 2.28 - 2.33 65.7 $ 2.26 $ 41.0 $ 1.45 $
Special Charges and Recoveries:
Strategic Initiatives Costs 0.10 0.47 3.9 0.13 - -
Incremental Bass Exit Costs - - 2.3 0.08 - -
Insurance Recoveries - - (1.0) (0.03) - -
Naturalizer Restructuring - - - - 9.2 0.33
Tax Repatriation - - - - 12.0 0.42
Bridge Loan Fee - - - - 0.6 0.02
Adjusted Earnings $0.37 - 0.39 $ 2.75-2.80 71.0 $ 2.44 $ 62.9 $ 2.22 $
2007 Estimated Range
Low - High 2006* 2005
(in millions, except EPS data)
*Full-year fiscal 2006 includes stock option expense of $0.14 per share with no related expense in 2005.
**Note: Estimated Earnings Guidance was issued on March 8, 2007 and has not been updated.
Non-GAAP Financial Measures
In this document, the Company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP), and using certain non-GAAP financial measures. In particular, the Company provides historic and estimated future net earnings per diluted share excluding certain charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help indicate underlying trends in the Company’s business and provide useful information to both management and investors by excluding certain items that are not indicative of the Company’s core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.
Reconciliation of GAAP Net Earnings to Adjusted Net Earnings:
2005 - 2007 Estimated**